UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 20, 2022 (July 20, 2022)

SOTERA HEALTH COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39729	47-3531161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9100 South Hills Blvd, Suite 300

Broadview Heights, Ohio 44147

(Address of Principal Executive Offices) (Zip Code)

(440) 262-1410

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on which registered
Common stock, $0.01 par value per share	SHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Sotera Health Company (the “Company”) previously announced on Form 8-K, dated May 19, 2022, that Scott J. Leffler, who is currently the Chief Financial Officer and Treasurer, will resign from his position at the Company to pursue other opportunities. Mr. Leffler will now depart from the Company on July 20, 2022.

Effective July 20, 2022, Mr. Michael F. Biehl was appointed Interim Chief Financial Officer of the Company and will serve as the Company’s principal accounting officer. Mr. Biehl, age 66, has extensive experience in financial reporting and accounting. In 2021, Mr. Biehl worked as a financial consultant through the Adecco Group for Ernst & Young’s Financial Accounting Advisory Services. He served as Senior Vice President, Business Affairs & Chief Financial Officer at Cleveland State University from 2019 to 2020, as Executive Vice President at Covia Holdings Corporation from 2018 to 2019 and as Executive Vice President & Chief Financial Officer at Fairmount Santrol, Inc. from 2016 to 2018. There was no arrangement or understanding between Mr. Biehl and any other persons, pursuant to which Mr. Biehl was appointed to serve as Interim Chief Financial Officer and as the Company’s principal accounting officer. There is no family relationship between Mr. Biehl and any of the Company’s other officers and directors, or person nominated or chosen by the Company to become a director or executive officer. Additionally, there has not been any transaction or currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which Mr. Biehl had or will have a direct or indirect material interest since the beginning of the Company’s last fiscal year. During his service as Interim Chief Financial Officer, Mr. Biehl will receive a salary of $75,000 per month, payable on a bi-weekly basis. Mr. Biehl will not be entitled to participate in the Company’s 2020 Omnibus Incentive Plan or the Annual Incentive Plan.

Item 7.01.	Regulation FD Disclosure.

On July 20, 2022, the Company issued a press release in connection with the foregoing, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated July 20, 2022.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sotera Health Company

Date: July 20, 2022	By:	/s/ Terrence G. Hammons
Terrence G. Hammons
Senior Vice President, General Counsel and Secretary